UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 20, 2023

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)

(814) 726-2140
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2023, Northwest Bancshares, Inc. (the “Company”) and Northwest Bank (the “Bank”) entered into a Retirement Agreement with Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer William W. Harvey, Jr. (the “Retirement Agreement”), pursuant to which Mr. Harvey will transition from his role as Chief Financial Officer on June 30, 2024, or such earlier date in connection with the appointment of a new Chief Financial Officer. Mr. Harvey will then retire as Chief Operating Officer and as a director from the Company and the Bank on December 31, 2024, unless his employment is terminated earlier pursuant to the terms of his existing employment agreement. On September 20, 2023, the Company and the Bank also entered into an Independent Contractor Consulting Agreement with Mr. Harvey (the “Consulting Agreement”), pursuant to which Mr. Harvey will remain with the Company and the Bank as a consultant during 2025. His continued employment and consulting periods are designed to assist with a seamless transition.

Under the Retirement Agreement, all of Mr. Harvey’s unvested equity grants under the Company’s equity incentive plans will vest at the end of the performance period pursuant to the terms of his existing equity award agreements. Under the Consulting Agreement, Mr. Harvey will serve as a consultant to the Company and the Bank for up to 20 hours per month during 2025 at an aggregate consulting fee of $1,081,500. Under the Consulting Agreement, Mr. Harvey will be considered an independent contractor and not a Company or Bank employee.

The foregoing description of the Retirement Agreement does not purport to be complete and it is qualified in its entirety by reference to the Retirement Agreement that is attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

The foregoing description of the Consulting Agreement does not purport to be complete and it is qualified in its entirety by reference to the Consulting Agreement that is attached hereto as Exhibit 10.2 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

A press release containing additional information is included herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits
(a)     Financial statements of businesses acquired. Not Applicable.
(b)     Pro forma financial information. Not Applicable.
(c)     Shell company transactions. Not Applicable.
(d)     Exhibits

Exhibit No.	Description

10.1	Retirement Agreement effective September 20, 2023 by and between William W. Harvey, Jr., Northwest Bancshares, Inc. and Northwest Bank

10.2	Independent Contractor Consulting Agreement effective September 20, 2023 by and between William W. Harvey, Jr., Northwest Bancshares, Inc. and Northwest Bank

99.1	Press release dated September 21, 2023

104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

Date:	September 21, 2023	By:	/s/Louis J. Torchio
Louis J. Torchio
President and CEO